SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 10, 2003

AVANT IMMUNOTHERAPEUTICS, INC.
(Exact name of registrant as specified in charter)

Delaware	0-15006	13-3191702
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

119 Fourth Avenue Needham, Massachusetts 02494
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(781) 433-0771

ITEM 5.                                                     OTHER EVENTS.

On March 10, 2003, AVANT Immunotherapeutics, Inc. announced that it had enhanced its intellectual property portfolio through the acquisition of certain intellectual property from Pharmacia Corporation, including a portfolio of pending patent applications.  These patent applications are directed to products or methods for stimulating an immune response against cholesteryl ester transfer protein (CETP), which mediates an important cholesterol transport mechanism.

The press release issued by AVANT Immunotherapeutics, Inc. (which is attached hereto as Exhibit 99.1) is incorporated herein by reference.

ITEM 7.                                                    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Financial Statements of Business Acquired:	Not Applicable

(b)	Pro Forma Financial Information:	Not Applicable

(c)	Exhibits:

	99.1	Press Release of AVANT Immunotherapeutics, Inc. dated March 10, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANT IMMUNOTHERAPEUTICS, INC.

Date: March 12, 2003	By:	/s/ Avery W. Catlin
Avery W. Catlin
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of AVANT Immunotherapeutics, Inc. dated March 10, 2003